Exhibit 32.1

 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Southwest Airlines Co. (the “Company”) for the period ended September 30, 2013 as filed with the Securities and Exchange Commission (the “Report”), Gary C. Kelly, Chief Executive Officer of the Company, and Tammy Romo, Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 30, 2013

By:	/s/ Gary C. Kelly
Gary C. Kelly
Chief Executive Officer

By:	/s/ Tammy Romo
Tammy Romo
Chief Financial Officer